Exhibit 99.5

STOCK PURCHASE WARRANT

NEITHER THIS WARRANT NOR ANY SECURITIES ON EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION UNDER SUCH ACT AND APPLICABLE LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT LEGALLY REQUIRED.

This Stock Purchase Warrant (this “Warrant”), dated June 30, 2015, is issued to Adar Bays, LLC (together with its assigns, the “Holder”), by OxySure Systems, Inc.

1.          Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to 875,000 fully paid and non-assessable shares of Common Stock, par value $0.0004 per share (the “Common Stock”), of the Company (as adjusted pursuant to Section 7 hereof, the “Shares”) for the purchase price specified in Section 2 below.

2.          Purchase Price. The purchase price for the Shares is $1.20 per share. Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the “Warrant Price”).

3.          Exercise Period. This Warrant is exercisable in whole or in part at any time from the date hereof through June 30, 2019.

4.          Transfer of Warrant. Transfer of this Warrant to a third party shall be effected by execution and delivery of the Notice of Assignment annexed hereto and surrender of this Warrant for registration of transfer of this Warrant at the primary executive office of the Company, together with funds sufficient to pay any applicable transfer tax. Upon receipt of the duly executed Notice of Assignment and the necessary transfer tax funds, if any, the Company, at its expense, shall execute and deliver, in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Common Stock.

5.          Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

(a)          the surrender of this Warrant, together with a duly executed copy of the form of Exercise Notice attached hereto, to the Secretary of the Company at its principal offices; and

(b)          at the Holder's option:

(i)          the Holder's payment to the Company of an amount equal to the aggregate purchase price for the number of Shares being purchased, which shall be a whole number of shares; or

(ii)         If the Common Stock is publicly traded as of such date, the Holder's instruction to the Company to retain that whole number of Shares having a value equal to the aggregate exercise price of the Shares as to which this Warrant is being exercised and to issue to the Holder the remainder of such Shares computed using the following formula:

X =       Y(A-B)

                  A

Where:

X =       the number of shares of Common Stock to be issued to the Holder.

Y=        the number of shares of Common Stock as to which this Warrant is being exercised.

A =      the fair market value of one share of Common Stock.

B =       the Warrant Price.

As used herein, the “fair market value of one share of Common Stock” shall mean the closing price per share of the Common Stock the day prior to exercise of the warrant.

6.           Certificates for Shares; Partial Exercise of Warrants.

(a)           Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the Exercise Notice.

(b)           If this Warrant is surrendered for partial exercise, the Company shall execute and deliver to the Holder of the Warrant, without charge to the Holder, a new Warrant exercisable for an aggregate number of shares of Common Stock equal to the unexercised portion of the surrendered Warrant.

7.           Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Common Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

8.           Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as follows:

(a)           Stock Dividends, Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by stock split or otherwise, combine its Common Stock or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend and proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective or as of the record date of such dividend, or, in the event that no record date is fixed, upon the making of such dividend.

(b)           Reclassification, Reorganization, Merger, Sale or Consolidation. In the event of any reclassification, capital reorganization or other change in the Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 8(a) above) or in the event of a consolidation or merger of the Company with or into, or the sale of all or substantially all of the properties and assets of the Company, to any person, and in connection therewith consideration is payable to holders of Common Stock in cash, securities or other property, then as a condition of such reclassification, reorganization or change, consolidation, merger or sale, lawful provision shall be made, and duly executed documents evidencing the same shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant immediately prior to such event, the kind and amount of cash, securities or other property receivable in connection with such reclassification, reorganization or change, consolidation, merger or sale, by a holder of the same number of shares of Common Stock as were exercisable by the Holder immediately prior to such reclassification, reorganization or change, consolidation, merger or sale. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any cash, securities or property deliverable upon exercise hereof. Notwithstanding the foregoing, (i) if the Company merges or consolidates with, or sells all or substantially all of its property and assets to, any other person, and consideration is payable to holders of Common Stock in exchange for their Common Stock in connection with such merger, consolidation or sale which consists solely of cash, or (ii) in the event of the dissolution, liquidation or winding up of the Company, then the Holder shall be entitled to receive distributions on the date of such event on an equal basis with holders of Common Stock as if this Warrant had been exercised immediately prior to such event, less the Warrant Price. Upon receipt of such payment, if any, the rights of the Holder shall terminate and cease, and this Warrant shall expire. In case of any such merger, consolidation or sale of assets, the surviving or acquiring person and, in the event of any dissolution, liquidation or winding up of the Company, the Company shall promptly, after receipt of this surrendered Warrant, make payment by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such person as it may be directed in writing by the Holder surrendering this Warrant.

(c)           No Dilution or Impairment. So long as this Warrant is outstanding, the Company will not avoid or seek to avoid the observance or performance of any of the terms of this Warrant but will at all times in good faith assist in the carrying out of all such terms and of the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment.

9.           Pre-Exercise Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including without limitation, the right to vote such Shares, receive preemptive rights or be notified of shareholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

10.         Restricted Securities. The Holder understands that this Warrant and the Shares purchasable hereunder constitute “restricted securities” under the federal securities laws inasmuch as they are being, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933, as amended, or an applicable exemption from registration. The Holder further acknowledges that the Shares and any other securities issued upon exercise of this Warrant shall bear a legend substantially in the form of the legend appearing on the face hereof.

11.         Certification of Investment Purpose. Unless a current registration statement under the Securities Act of 1933, as amended, shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder hereof, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, the Holder will deliver to the Company a written certification that the securities acquired by the Holder are acquired for investments purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

12.         Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns.

13.         Governing Law. This Warrant shall be governed by the laws of the State of Texas, excluding the conflicts of laws provisions thereof.

14.         Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any new Warrant(s) issued to Holder under Section 6(b) hereof and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant(s), the Company will execute and deliver, in lieu thereof, a new Warrant of like date and tenor.

15.         Registration Rights. If the Company effects an underwritten public offering, the Shares shall be included, at the option of the Holder, in the shares registered for sale pro rata, as if the Holder were a party beneficiary of the Company's registration rights agreement (if any).

16.         Certain Expenses. The Company shall pay all expenses incurred in connection with, and all taxes (other than stock transfer taxes) and other governmental charges that may be imposed in respect of, the issuance, sale and delivery of the Warrant or the Shares, including, without limitation, any registration costs incurred under Section 15 hereof.

IN WITNESS WHEREOF, the undersigned hereby agrees to the terms hereof effective as of June 30, 2015.

HOLDER
ADAR BAYS, LLC

By: X
Name: ___________________________________
Title: ____________________________________

COMPANY: OXYSURE SYSTEMS, INC.

By: ____________________________________
Name: Julian T. Ross
Title: Chairman & CEO

EXERCISE NOTICE

Dated: _______________, ____

The undersigned hereby irrevocably elects to exercise the Stock Purchase Warrant, dated June 30, 2015, issued by OxySure Systems, Inc., a Delaware corporation (the “Company”), to the undersigned to the extent of purchasing _____ Shares of the Company's Common Stock and hereby makes payment of $__________ in payment of the aggregate Warrant Price of such Shares, as provided in Section 5 of such Stock Purchase Warrant.

By: _____________________________________
Name: ___________________________________
Title: ___________________________________

ASSIGNMENT FORM

(To be executed only upon the assignment of the within Warrant)

FOR VALUE RECEIVED, the undersigned registered Holder of the within Warrant hereby sells, assigns and transfers unto ____________________, whose address is

___________________ all of the rights of the undersigned under the within Warrant, with respect to shares of Common Stock (as defined within the Warrant) of OxySure Systems, Inc., and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint _________________ attorney to register such transfer on the books of OxySure Systems, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated:_____________

Signature Guaranteed

By:_______________________________________

      (Signature of Registered Holder)

Title: __________________________________

NOTICE:	The signature to this Notice of Assignment must correspond with the name upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.